Exhibit 21

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                         SUBSIDIARIES OF THE REGISTRANT

Note: Names of Subsidiaries are indented under name of Parent. Directors' or other shares required by statute in foreign jurisdictions and totaling less than 1% of equity are omitted.

                                                                                              Percentage of
Name                                                                Jurisdiction              Equity

Vishay Americas, Inc.                                               Delaware                  100%
Vishay Cera-Mite Inc.                                               Wisconsin                 100%
Vishay EFI, Inc.                                                    Rhode Island              100%
Vishay Infrared Components Inc.                                     California                100%
Yosemite Investment, Inc.                                           Indiana                   100%
   North American Capacitor Company Indiana LLC                     Indiana                   100%
   North American Capacitor Company Kentucky LLC                    Indiana                   100%
Vishay Intertechnology Asia PTE Ltd.                                Singapore                 100%
   Vishay Japan K.K.                                                Japan                     100%
   Vishay Hong Kong Ltd.                                            Hong Kong                 100%
   Vishay Korea Co. Ltd.                                            Korea                     100%
   Vishay Taiwan                                                    Taiwan                    100%
   Vishay Pte. Ltd.                                                 Singapore                 100%
   BCcomponents Taiwan Limited                                      Taiwan                    100%
Vishay Temic Semiconductor Acquisition Holding Corporation          Delaware                  100%
     Siliconix, Inc.                                                Delaware                  80.4%
        Siliconix Technology C.V.                                   Netherlands               100%
             Siliconix Technology B.V.                              Netherlands               100%
                Siliconix Israel Ltd.                               Israel                    100%
             Shanghai Simconix Electronic Company Ltd.              China                     95.4%
             Siliconix Ltd.                                         England                   100%
             Siliconix Taiwan Ltd.                                  Taiwan                    100%
             Siliconix, Ltd. Taiwan                                 Taiwan                    100%
            Vishay Pte. Ltd. Singapore                              Singapore                 100%
         Vishay Siliconix, LLC                                      Delaware                  100%
         Siliconix Sales Corp.                                      U.S. Virgin Islands       100%
      Siliconix Semiconductor, Inc.                                 Delaware                  100%
General Semiconductor, Inc.                                         Delaware                  100%
   General Semiconductor International Corp.                        New York                  100%
      General Semiconductor Japan, Ltd.                             Japan                     50% by General
                                                                                              Semiconductor
                                                                                              International, 50% by
                                                                                              General Semiconductor
                                                                                              Inc.
   ATC Corp.                                                        Delaware                  100%
   Century Components Inc.                                          Delaware                  100%
   General Semiconductor PSD (China) Holdings, Inc.                 Delaware                  100%
      General Semiconductor (China) Co., Ltd.                       China                     100%
   GSI-General Semiconductor Ireland                                Ireland                   100%
      GSI-General Semiconductor (Europe) Ltd.                       Ireland                   100%
   General Semiconductor of Taiwan, Ltd.                            Taiwan                    100%
   General Semiconductor Korea Co., Ltd.                            Korea                     100%
   General Semiconductor France S.A.                                France                    100%
   General Semiconductor (Singapore) Pte. Ltd.                      Singapore                 100%
   General Semiconductor Hongkong Ltd.                              Hong Kong                 100%

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SUBSIDIARIES OF THE REGISTRANT, continued

                                                                                              Percentage of
Name                                                                Jurisdiction              Equity
   General Semiconductor (UK) Ltd.                                  United Kingdom            100%
   General Instrument Europe, N.V.                                  Netherlands               100%
   General Semiconductor (Deutschland) GmbH                         Germany                   100%
Vishay BCcomponents Holdings Ltd.                                   Delaware                  100%
    BCcomponents Holdings B.V.                                      Netherlands               100%
       BCcomponents Lux Sarl                                        Luxembourg                100%
       BCcomponents Holdings (Netherlands) B.V.                     Netherlands               100%
            BCcomponents B.V.                                       Netherlands               100%
       BCcomponents International B.V.                              Netherlands               100%
            BCcomponents SAS                                        France                    100%
            BCcomponents Estate NV                                  Belgium                   100%
            BCcomponents NV                                         Belgium                   100%
            BCcomponents UK Ltd                                     United Kingdom            100%
            Valen Ltd.                                              Hong Kong                 100%
              BCcomponents Shanghai Company, Ltd                    China                     95.8%
            BCcomponents South Europe SRL                           Italy                     100%
            Vishay Components India Pvt Ltd                         India                     100%
            BCcomponents Hong Kong Ltd.                             Hong Kong                 100%
                 BCcomponents China Ltd                             Hong Kong                 100%
                 BCcomponents Singapore Pte Ltd.                    Singapore                 100%
                 BCcomponents Trading (Shanghai) Co. Ltd            China                     100%
Nippon Vishay, K.K.                                                 Japan                     100%
Vishay F.S.C., Inc.                                                 Barbados                  100%
Vishay VSH Holdings, Inc.                                           Delaware                  100%
Vishay Roederstein Electronics, Inc.                                Delaware                  100%
Vishay Measurements Group, Inc.                                     Delaware                  100%
      Vishay Transducers Ltd.                                       Delaware                  100%
           JP Technologies Inc.                                     Illinois                  100%
           Sensortronica de Costa Rica, S.A.                        Costa Rica                100%
           Vishay BLH Inc.                                          Delaware                  100%
                Pharos De Costa Rica S.A.                           Costa Rica                100%
           Celtron Technologies, Inc.                               Taiwan                    100%
                High Goals Investments Limited                      British Virgin            100%
                                                                    Islands
                     Billion Way Industrial Limited                 Samoa                     100%
                     UCC Investment Co. Ltd.                        Samoa                     100%
                          Triumph Electronics (Shanghai) Ltd.       China                     100%
           Celtron Technologies (U.S.A.) Inc.                       California                100%
                Celtron Technologies (Tianjin) Inc.                 China                     68% by Celtron U.S.A.,
                                                                                              32% by UCC Investment
Vishay Israel Limited                                               Israel                    100%
   Z.T.R. Electronics Ltd.                                          Israel                    100%
   Vishay International Trade Ltd.                                  Israel                    100%
   Dale Israel Electronics Ltd.                                     Israel                    100%
   Draloric Israel Ltd.                                             Israel                    100%
   V.I.E.C. Ltd.                                                    Israel                    100%
   Vishay Advance Technology, Ltd.                                  Israel                    100%
   Vilna Equities Holding, B.V.                                     Netherlands               100%

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SUBSIDIARIES OF THE REGISTRANT, continued


                                                                                              Percentage of
Name                                                                Jurisdiction              Equity
   Measurements Group (U.K.) Ltd.                                   England & Wales           100%
   Vishay Europe GmbH                                               Germany                   85.9% by Vishay Israel;
                                                                                              13.1% by Vishay; 1% by
                                                                                              Dale
        BCcomponents Austria GmbH                                   Austria                   100%
        BCcomponents Holding Gmbh                                   Germany                   100%
             BCcomponents Beyschlag Gmbh                            Germany                   100%
             BCcomponents Vertriebs GmbH                            Germany                   100%
        Vishay Electronic GmbH                                      Germany                   100%
        Roederstein Electronics Portgual Lda.                       Portugal                  100%
        ECOMAL Deutschland GmbH                                     Germany                   100%
            Grupo Da Medidas Iberica S.L.                           Spain                     100%
        ECOMAL Schweiz A.G.                                         Switzerland               100%
        ECOMAL Austria Ges.mbH                                      Austria                   100%
        Klevestav-Roederstein Festigheter AB                        Sweden                    50%
        Vishay Components, S.A.                                     Spain                     100%
        ECOMAL Nederland BV                                         Netherlands               100%
        ECOMAL Belgium N.V.                                         Belgium                   100%
        ECOMAL Denmark A/S                                          Denmark                   100%
        ECOMAL Finland OY                                           Finland                   100%
        ECOMAL France S.A.                                          France                    100%
        ECOMAL S.r.O.                                               Czech Republic            100%
        ECOMAL UK                                                   England                   100%
        Okab Roederstein Finland OY                                 Finland                   44.4%
        Rogin Electronic S.A.                                       Spain                     33%
        Roederstein-Hilfe-GmbH                                      Germany                   100%
        Vishay Electronic SPOL S RO                                 Czech Republic            100%
        Vishay S.A.                                                 France                    99.8%
            Ultronix, Inc.                                          Delaware                  100%
               Vishay Thin Film, Inc.                               New York                  100%
               Vishay Techno Components Corp.                       Delaware                  100%
       Tedea-Huntleigh B.V.                                         Netherlands               100%
             Tedea-Huntleigh International Ltd                      Israel                    100%
                  T-H Technology Ltd                                Israel                    100%
                         Vishay Measurements Group France, S.A.     France                    100%
                  T-H Industrial Properties Ltd                     Israel                    100%
             Tedea-Huntleigh Europe Ltd                             England                   100%
             Tedea-Huntleigh Sensortechnic GmbH                     Germany                   100%
             Tedea-Huntleigh, Inc.                                  California                100%
             Beijing Tedea-Huntleigh Electronics Co. Ltd            China                     100%
       E-Sil Components Ltd.                                        England & Wales           100%
             Vishay Roederstein Limited                             England                   100%
             Vitramon Limited                                       England                   100%
            Vishay Ltd.                                             England & Wales           100%
                Spectrol GmbH                                       Germany                   100%
                Grued Corporation                                   Delaware                  100%
                     Con-Gro Corp.                                  Delaware                  100%
                  Gro-Con, Inc.                                     Delaware                  100%


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SUBSIDIARIES OF THE REGISTRANT, continued


                                                                                              Percentage of
Name                                                                Jurisdiction              Equity
                      Angstrohm Precision, Inc.                     Delaware                  100%
                      Angstrohm Holdings, Inc.                      Delaware                  100%
            Sfernice, Ltd.                                          England & Wales           100%
               Heavybarter, Unlimited                               England & Wales           100%
               Dale ACI Components                                  England                   100%
             Vishay Nobel AB                                        Sweden                    100%
                  AB Givareteknik                                   Sweden                    100%
                  Vishay Nobel Ltd.                                 England                   100%
                  Vishay Nobel Oy AB                                Finland                   100%
                  Vishay Nobel SARL                                 France                    100%
                  Vishay Nobel AS                                   Norway                    100%
             Measurements Group GmbH                                Germany                   100%
        Facility Services, GmbH                                     Germany                   50%
        Vishay Semiconductor GmbH                                   Germany                   100%
             Vishay Semiconductor Itzehoe GmbH                      Germany                   100%
             Vishay (Phils.) Inc.                                   Philippines               100%
             Vishay Semiconductor GES.M.B.H.                        Austria                   100%
             Shanghai Vishay Discrete Semiconductors Ltd.           China                     100%
             Shanghai Vishay  Opto Semiconductors Ltd.              China                     100%
        Vishay Hungary                                              Hungary                   100%
        Vishay Semiconductor Malaysia Sdn Bhd                       Malaysia                  100%
Vishay Dale Holdings, Inc.                                          Delaware                  100%
     Vishay Dale Electronics, Inc.                                  Delaware                  100%
          Components Dale de Mexico S.A. de C.V.                    Mexico                    100%
          Electronica Dale de Mexico S.A. de C.V.                   Mexico                    100%
          Vishay Electronic Components Asia Pte.,Ltd.               Singapore                 100%
     Vishay Bradford Electronics, Inc.                              Delaware                  100%
Vishay Angstrohm Precision, Inc.                                    Maryland                  100%
Vishay Sprague Holdings Corp.                                       Delaware                  100%
     Vishay Service Center, Inc.                                    Massachusetts             100%
     Vishay Sprague Sanford, Inc.                                   Maine                     100%
     Vishay Sprague, Inc.                                           Delaware                  100%
     Vishay Sprague Canada Holdings Inc.                            Canada                    100%
          Sprague Electric of Canada Limited                        Canada                    100%
      Sprague France S.A.                                           France                    100%
      Vishay Sprague Palm Beach, Inc.                               Delaware                  100%
           Vishay Sprague Limited                                   England                   100%
                Vishay Tansitor Electronics, Inc.                   Delaware                  100%
                Tansitor Barbados Limited                           Barbados                  100%
Vishay Acquisition Holdings Corp.                                   Delaware                  100%
Vishay Vitramon, Inc.                                               Delaware                  100%
   Vishay Do Brazil Ltda.                                           Brazil                    100%
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